UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________
FORM 8-K
____________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

____________________________________________________________
GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Montana	000-18911	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop	Kalispell,	Montana	59901
(Address of principal executive offices)			(Zip Code)

(406)	756-4200
(Registrant’s telephone number, including area code)
____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBCI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2023 Annual Meeting of Shareholders of Glacier Bancorp, Inc. (the “Company”) was held in Kalispell, Montana on April 26, 2023. The following matters were voted upon at the Annual Meeting:

1.The election of ten directors to serve on the board of directors until the 2024 annual meeting;

2.An advisory (non-binding) resolution to approve the compensation of the Company’s Named Executive Officers;

3.In an advisory (non-binding) capacity, on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers; and

4.The appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The following is a summary of the voting results for the matters voted upon by the shareholders:

1. Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
David C. Boyles	82,626,106	1,862,215	9,615,601
Robert A. Cashell, Jr.	82,553,173	1,935,148	9,615,601
Randall M. Chesler	83,146,723	1,341,598	9,615,601
Sherry L. Cladouhos	82,021,507	2,466,814	9,615,601
Jesus T. Espinoza	83,371,586	1,116,735	9,615,601
Annie M. Goodwin	82,496,179	1,992,142	9,615,601
Kristen L. Heck	82,617,995	1,870,326	9,615,601
Michael B. Hormaechea	82,613,395	1,874,926	9,615,601
Craig A. Langel	81,646,673	2,841,648	9,615,601
Douglas J. McBride	81,118,524	3,369,797	9,615,601

Receiving a plurality of the votes cast, those nominated are the newly elected directors of the Company. The elected directors will hold office until their successors are elected and qualified or until they resign or are removed from office.

2. Advisory (non-binding) resolution to approve the compensation of the Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,571,657	2,577,409	339,255	9,615,601

The advisory resolution to approve the compensation of the Named Executive Officers is approved.

3. Advisory (non-binding) vote on the frequency of future advisory votes on the compensation of the Named Executive Officers

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
80,136,894	312,048	3,201,130	838,249	9,615,601

The Company’s shareholders have voted to recommend that advisory votes on the compensations of the Named Executive Officers be held every year. The Company has accepted the recommendation for shareholders to continue to hold an advisory on the compensation of the Company’s named executive officers each year.

4. Ratification of appointment of independent registered public accounting firm

Votes For	Votes Against	Abstentions
92,971,095	1,074,941	57,886

FORVIS, LLP is ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

See Exhibit Index below.

EXHIBIT INDEX

Exhibit        Description
104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 1, 2023	GLACIER BANCORP, INC.

/s/ Randall M. Chesler
		By:	Randall M. Chesler
President and Chief Executive Officer